UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2014 (May 30, 2014)

LATITUDE 360, INC.

 (Exact name of registrant as specified in its charter)

Nevada

 (State or other jurisdiction of incorporation)

333-138111	20-5587756
(Commission File Number)	(I.R.S. Employer Identification No.)

4232 E. Interstate 30, Rockwall, Texas 75087

(Address of principal executive offices)

(972) 771-4205

(Issuer's telephone number)

Kingdom Koncrete, Inc.

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On May 30, 2014, Kingdom Koncrete, Inc. (the “Company”) completed its acquisition of Latitude 360, Inc., a Florida corporation (“L360”), pursuant to the Agreement and Plan of Merger (as amended, the “Merger Agreement”) dated April 8, 2014, among the Company, Latitude Global Acquisition Corp., a Florida corporation and a wholly-owned subsidiary of the Company (the “Merger Sub”), and L360. Pursuant to the Merger Agreement, on May 30, 2014, Merger Sub merged with and into L360, and L360 became a wholly-owned subsidiary of the Company (the “Merger”). Copies of the Merger Agreement, Amendment No. 1 to the Merger Agreement and Amendment No. 2 to the Merger Agreement were attached to the Current Reports on Form 8-K filed by the Company with the Securities and Exchange Commission on April 9, 2014, May 5, 2014 and May 20, 2014 and are incorporated herein by reference.

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger the Company issued an aggregate of 154,735,504 shares of the Company’s common stock (the “Merger Shares”) to the shareholders of L360 immediately prior to the effective time as consideration for the acquisition. The Merger Shares represent approximately 98.9% of the total number of outstanding shares of the Company’s common stock. Except for certain convertible securities of L360 which did not convert into shares of the Company’s common stock in connection with the Merger (the “L360 Non-Converting Securities”), each outstanding share of preferred stock of L360, each warrant to purchase L360 common stock, and any other security of L360 exchangeable for or convertible into shares of L360 common stock (the “L360 Convertible Securities”) was exchanged or converted into shares of L360 common stock immediately prior to the consummation of the Merger, such that the shares of L360 common stock issued upon conversion, along with the shares of the Company’s common stock underlying the L360 Non-Converting Securities, represented the right to receive a portion of the Merger Shares. Each L360 Non-Converting Security outstanding at the effective time of the Merger was automatically converted into a like convertible security, or the right to receive a like convertible security, to acquire a portion of the Merger Shares, at an exercise price per share appropriately adjusted so that the aggregate exercise price is the same as it was prior to the effective time of the Merger.

Item 3.02. Unregistered Sales of Equity Securities.

As described in Item 2.01 above, on May 30, 2014, the Company completed its acquisition of L360 and has, pursuant to the Merger Agreement, issued the Merger Shares as consideration therefor. The issuance and sale of the Merger Shares is exempt from registration under Section 4(a)(2) of the Securities Act because the transaction does not involve a public offering. The Company has not engaged in general solicitation or advertising with regard to the issuance and sale of the Merger Shares.

The information disclosed in Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference. The disclosure in this Item 3.02 is qualified by reference to the information set forth in Item 2.01 of this Current Report on Form 8-K.

Item 5.01. Changes in Control of Registrant.

As described in Item 2.01 above, on May 30, 2014, the Company completed its acquisition of L360 and has, pursuant to the Merger Agreement, issued the Merger Shares as consideration therefor. As a result, the persons who were shareholders of L360 immediately prior to the effective time of the Merger acquired ownership, in the aggregate, of approximately 98.9% of the total number of outstanding shares of the Company’s common stock. These shareholders include Structured Holdings II, LLC (“SHII”) , which acquired 12,292,219 Merger Shares, representing approximately 11% of the outstanding shares of the Company’s common stock, and Jupiter Three Holdings LLC (“Jupiter”), which acquired 8,853,993 Merger Shares, representing approximately 8% of the outstanding shares of the Company’s common stock. SHII is a limited liability company that is wholly-owned by Brent W. Brown and his spouse, as tenants by the entirety. Mr. Brown was appointed as the Company’s Chief Executive Officer, Chief Financial Officer and Chairman of the board of directors (the “Board”) on June 3, 2014. Jupiter is a limited liability company in which Gregory S. Garson and his spouse, as tenants by the entirety, are managing members and own a 99% ownership interest. The remaining 1% ownership interest in Jupiter is held by Mr. Garson’s adult son. Mr. Garson was appointed as the Company’s President and a member of the Board on June 3, 2014. Mr. Garson disclaims beneficial ownership of the shares of the Company’s common stock held by Jupiter, except to the extent of his pecuniary interest therein.

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The information disclosed in Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 5.01 by reference. The disclosure in this Item 5.01 is qualified by reference to the information set forth in Item 2.01 of this Current Report on Form 8-K.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 3, 2014, Edward Stevens, the sole member of the Board, appointed each of the following persons to serve on the Board: Brent W. Brown, Gregory S. Garson, John Alexon, Casey L. Gunnell, Timothy Gannon, Michael Norris and Michael Simon. On the same date, immediately following the appointment of the new board members, Mr. Stevens resigned as a member of the Board, and from his positions as Chief Executive Officer and Chief Financial Officer of the Company.

Also on June 3, 2014, Brent W. Brown was appointed Chairman, Chief Executive Officer and Chief Financial Officer of the Company and Gregory S. Garson was appointed President of the Company.

Mr. Brown, age 45, founded L360 and has served as its Chief Executive Officer and Chairman since 2008.

Mr. Brown has served as Managing Partner of Brownstone Developers LLC since 2003, and as Managing Partner of The Brownstone Group LLC since 2005. Prior to that, from 1993 to 2003, Mr. Brown spent over ten years in the wealth management division of several brokerage firms. Mr. Brown is a graduate of the US Naval Academy in Annapolis, Maryland.

Mr. Garson, age 53, has served as President of L360 since February 2010. Prior to joining L360, Mr. Garson spent 27 years in the securities business as an advisor and securities broker, most recently with Dawson James Securities as a Vice President of Investments from 2007 to 2010. Mr. Garson is a graduate of Oglethorpe University with degrees in Business Administration and Economics.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 2, 2014, the Company changed its name to Latitude 360, Inc. from Kingdom Koncrete, Inc. (“KK”). The name change was effected through a short form merger pursuant to Chapter 92A of the Nevada Revised Statutes by merging a wholly owned subsidiary of KK into KK, with KK as the surviving corporation in the merger. The merger had the effect of amending the Company’s articles of incorporation, as amended, to reflect the change in corporate name. A copy of the Articles of Merger is attached to this Report as Exhibit 3.1 and incorporated herein by reference.

Item 8.01. Other Events

On June 3, 2014, the Company issued a press release announcing the consummation of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment to this Form 8-K within 71 calendar days of the date on which this report is required to be filed.

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(b)	Pro Forma Financial Information

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment to this Form 8-K within 71 calendar days of the date on which this report is required to be filed.

(c)	Exhibits

Exhibit 2.1 Agreement and Plan of Merger dated April 8, 2014 (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on April 9, 2014)

Exhibit 2.2 Amendment No. 1, dated May 2, 2014, to Agreement and Plan of Merger (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on May 5, 2014)

Exhibit 2.3 Amendment No. 2, dated May 16, 2014, to Agreement and Plan of Merger (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on May 20, 2014)

Exhibit 3.1 Articles of Merger filed June 2, 2014

Exhibit 99.1 Press Release dated June 3, 2014

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 5, 2014

LATITUDE 360, Inc.

By:	/s/ Brent W. Brown
Brent W. Brown CEO

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EXHIBIT INDEX

Exhibit 2.1 Agreement and Plan of Merger dated April 8, 2014 (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on April 9, 2014)

Exhibit 2.2 Amendment No. 1, dated May 2, 2014, to Agreement and Plan of Merger (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on May 5, 2014)

Exhibit 2.3 Amendment No. 2, dated May 16, 2014, to Agreement and Plan of Merger (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on May 20, 2014)

Exhibit 3.1 Articles of Merger filed June 2, 2014

Exhibit 99.1 Press Release dated June 3, 2014

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